NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement Dated September 15, 2009 to the Prospectus Dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

The section entitled “Investment Adviser to the Master Funds” on page 26 of the Prospectus is supplemented with the following information:

"Master Funds shareholder meeting in late 2009

A meeting of the Master Funds’ shareholders is scheduled for November 24, 2009. At the meeting, shareholders of record as of August 28, 2009 will be asked to vote on proposals to:

1.	Elect board members of American Funds Insurance Series (“American Funds”).
2.	Approve the reorganization of American Funds into a Delaware statutory trust.
3.	Approve updates to certain fundamental investment policies of the Master Funds and eliminate certain other fundamental investment policies.
4.	Approve a policy allowing Capital Research and Management Company, which will continue to be the Master Funds’ investment adviser, to appoint subsidiary advisers without additional shareholder approval.
5.	Approve amendments to the Master Funds’ Investment Advisory and Service Agreement with Capital Research and Management Company.
6.	Approve a form of Subsidiary Agreement and the appointment of one or more subsidiary advisers for the Master Funds.

For the purpose of the meeting, shareholders of record would include owners of variable annuity contracts and life insurance policies issued by Nationwide Life Insurance Company and its affiliated insurance companies (“Nationwide Life”) having contract values allocated to a subaccount of a Nationwide Life separate account invested in shares of the Feeder Funds.

The American Funds’ board members have considered the proposals and recommend that the Master Funds’ shareholders vote in favor of all of the proposals. If any of the proposals is approved by the shareholders, the American Funds’ board and Capital Research and Management Company will take steps to implement such proposal(s) in accordance with the Proxy Statement dated August 28, 2009, which contains details on all of the proposals. A copy of the Proxy Statement can be found at http://americanfunds.com/vote."

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE